SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
               --------------------------------------------------

         THIS SECOND AMENDMENT dated as of October 6, 1998 to the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (as defined below), (this "Amendment"), is among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent and Guarantor, Receivables Capital Corporation, as Issuer, and Bank of America National Trust and Savings Association, as Administrator. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.


                             PRELIMINARY STATEMENTS

    A. Seller, Servicer, Parent and Guarantor, Issuer and Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of May 28, 1996 (as amended on October 17, 1997, the "Receivables Purchase Agreement").

    B. Seller, Servicer, Parent and Guarantor, Issuer and Administrator desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. Amendment. (a) Section 1.4(c) of the Receivables Purchase Agreement is hereby amended by adding the following phrase at the end of the parenthetical therein:

             , which other times shall include, if the CP Rate is calculated pursuant to clause (B) of the definition thereof, the 5th Business Day after the end of each related Fixed Period


         (b) Section 5.3 of the Receivables Purchase Agreement is hereby amended by substituting the following in its entirety for paragraph (a) thereof:



             (a) This Agreement and the Issuer's rights and obligations herein (including ownership of the Purchased Interest) shall be assignable, in whole or in part, by the Issuer and its successors and assigns subject to the limitations set forth in
             Section 5.3(f) hereof and with the prior written consent of the Seller; provided; however, that such consent shall not be unreasonably withheld; provided, further, however, that no such consent shall be required if the assignment is made to Bank of America, any Affiliate of Bank of America (other than a director or officer of Bank of America), or any Purchaser or other Program Support Provider.

                           In  addition  to and not in  limitation  of any other
                  provision hereof which permits assignments by the Issuer, but notwithstanding any other provision hereof which limits or restricts assignments by the Issuer (including paragraph (f) below), the Issuer may, from time to time, with prior or concurrent notice to the other parties hereto, in one transaction  or a  series  of  transactions,  assign  all or a portion of the Purchased Interest and its rights and obligations under this Agreement to an SPC Assignee. Upon and to the extent of such assignment to an SPC Assignee, (i) such SPC Assignee shall be the owner of the assigned portion of the Purchased Interest, (ii) Bank of America (or an Affiliate thereof) will act as Administrator for such SPC Assignee as well as for the Issuer, with all corresponding rights and powers, express or implied, granted herein to the Administrator, (iii) the SPC Assignee and its Program Support Providers and other related parties shall have the benefit of all the rights and protections provided to the Issuer and its Program Support Providers and other related parties, respectively, herein and in the other Transaction Documents, (including, without limitation, any limitation on recourse against the Issuer or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against the Issuer, and the right to assign to another SPC Assignee as provided in this paragraph),
                  (iv) the SPC Assignee shall assume all obligations, if any, of the Issuer under and in connection with this Agreement, and the Issuer shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Issuer (if any) and the SPC Assignee shall be several and not joint, (v) all distributions in respect of the Issuer's Capital or Discount shall be made to the Issuer and the SPC Assignee, on a pro rata basis according to their respective interests (or in the case of Discount, the accrued amounts thereof), (vi) the rate used to calculate the Discount with respect to the portions of the Purchased Interest owned by the SPC Assignee and funded with commercial paper notes issued by the Issuer or the SPC Assignee from time to time shall be determined in the manner set forth in the definition of "CP Rate" on the basis of the discount or interest rates applicable to commercial paper issued by the SPC Assignee (rather than the Issuer), (vii) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Administrator, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrator may reasonably request to evidence and give effect to the foregoing. Issuer agrees that none of the O&M Parties shall be responsible for any costs associated with such assignment.

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

                  Each assignor may, in connection with the assignment, disclose to the applicable assignee any information relating to the Seller or the Pool Receivables furnished to such assignor by or on behalf of the Seller, the Issuer or the Administrator.

         (c) Exhibit I of the Receivables Purchase Agreement is hereby amended as follows:

                  (i) the following definition shall be inserted in Exhibit I of the Receivables Purchase Agreement where such definition should appear in the appropriate alphabetical sequence:

                  "SPC Assignee" means a special purpose company, other than the Issuer, which (i) is administered by Bank of America or any Affiliate of Bank of America which also administers the Issuer and (ii) has activities generally similar to the Issuer.

                  (ii) the definition of "Bank of America" is hereby amended in its entirety to read in full as set forth below:

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association, and its successors and assigns.

                  (iii) the definition of "CP Rate" is hereby amended in its entirety to read in full as set forth below:

                  "CP Rate" for any Fixed Period for any Portion of Capital of the Purchased Interest means, to the extent the Issuer funds such Portion of Capital for such Fixed Period by issuing Notes, a rate per annum, selected at the discretion of the
                  Administrator (provided that Seller must consent (which consent shall not be unreasonably withheld or delayed) prior to the initial use of the calculation set forth in (B) below) , equal to (A) the sum of (i) the rate (or if more than one rate, the weighted average of the rates) at which Notes of the Issuer having a term equal to such Fixed Period and to be issued to fund such Portion of Capital may be sold by any placement agent or commercial paper dealer selected by the Administrator on behalf of the Issuer, as agreed between each such agent or dealer and the Administrator and notified by the Administrator to the Servicer; provided that if the rate (or rates) as agreed between any such agent or dealer and the Administrator with regard to any Fixed Period for such Portion of Capital is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or

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

                  rates) to an interest-bearing  equivalent rate per annum, plus
                  (ii) 0.05% of the face amount of such Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum or (B) the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Notes that are allocated, in whole or in part, by the Issuer or the Administrator to fund or maintain such Portion of Capital (and which may also be allocated in part to the funding of other Portions of Capital hereunder or of other assets of the Issuer); provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Portion of Capital for such Fixed Period, the Issuer shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the Issuer's "weighted average cost" shall consist of (w) the actual interest rate (or discount) paid to purchasers of the Issuer's Notes, together with the commissions of placement agents and dealers in respect of such Notes, to the extent such commissions are allocated, in whole or in part, to such Notes by the Issuer or the Administrator, (x) certain documentation and transaction costs associated with the issuance of such Notes, (y) any incremental carrying costs incurred with respect to Notes maturing on dates other than those on which corresponding funds are received by the Issuer, and (z) other borrowings by the Issuer (other than under any Program Support Agreement), including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market.

                  (iv) the definition of "Facility Termination Date" is amended by deleting clauses (a) and (b) thereof and substituting the following therefor:

                  (a) October 4, 1999, (b) the Purchase Termination Date, as defined in the Amended and Restated Liquidity Asset Purchase Agreement, which as of October 6, 1998, is October 4, 1999, or such later date designated as the Purchase Termination Date from time to time pursuant to the Amended and Restated Liquidity Asset Purchase Agreement (it being understood that the Administrator shall notify the Servicer of the designation of such later date, provided that failure to provide such notice shall not limit or otherwise affect the obligations of the Servicer or the rights of the Administrator, the Issuer, or any other party to the Amended and Restated Liquidity Asset Purchase Agreement),


                  (v) the definition of "Fixed Period" is amended in its entirety to read in full as set forth below:

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

                  "Fixed Period" means with respect to each Portion of Capital:
                  --------------

                       (a) initially the period commencing on the date of a purchase pursuant to Section 1.2 and ending (i) with respect to any Portion of Capital of the Purchased Interest, to the extent the Issuer funds such Portion of Capital by issuing Notes and the CP Rate with respect to such Portion of Capital is calculated pursuant to clause (B) of the definition of CP Rate, on the last day of the calendar month of such purchase and (ii) with respect to any other Portion of Capital, such number of days, but not exceeding ninety days, as the Administrator shall select in consultation with the Seller; and

                       (b) thereafter (i) with respect to any Portion of Capital of the Purchased Interest referred to in clause (a)(i) above, each period commencing on the first day after the last day of the immediately preceding Fixed Period for such Portion of Capital of the Purchased Interest and ending on the last day of the current calendar month of such first day and (ii) with respect to any other Portion of Capital of the Purchased Interest, each period commencing on the last day of the immediately preceding Fixed Period for such Portion of Capital of the Purchased Interest and ending such number of days (not to exceed 90 days) as the Seller shall select, subject to the approval of the Administrator pursuant to Section 1.2, on notice by the Seller received by the Administrator (including notice by telephone, confirmed in writing) not later than 11:00 a.m. (New York City time) on such last day, except that if the Administrator shall not have received such notice or approved such period on or before 11:00 a.m. (New York City time) on such last day, such period shall be one day; provided that

                       (i) any Fixed Period in respect of which Discount is computed by reference to the Alternate Rate shall be a period from one to and including 90 days, or a period of one, two or three months, as the Seller may select as provided above;

                       (ii) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, if Discount in respect of such Fixed Period is computed by reference to the Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day;

                       (iii) in the case of any Fixed Period of one day, (A) if such Fixed Period is the initial Fixed Period for a purchase pursuant to Section 1.2, such Fixed Period shall be the day of purchase of the Purchased Interest; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day;

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

                       (iv) in the case of any Fixed Period for any Portion of Capital of the Purchased Interest which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Fixed Period shall end on such Termination Date and the duration of each Fixed Period which commences on or after the Termination Date shall be of such duration as shall be selected by the Administrator;

                       (v) any Fixed Period in respect of which Discount is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof to the Seller by, the Administrator any time upon the occurrence and during the continuance of any CP Market Disruption Event; and

                       (vi) if at any time after the occurrence and during the continuance of any CP Market Disruption Event, the Administrator elects to terminate any Fixed Period in respect of which Discount is computed by reference to the CP Rate, the Portion of Capital allocated to such terminated Fixed Period shall be allocated to a new Fixed Period to be designated by the Administrator (but in no event to exceed 5 days) and shall accrue Discount at the Alternate Rate.

         SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) the representations and warranties made by it set forth in Exhibit III to the Receivables Purchase Agreement, after giving effect to this Amendment, are correct on and as of the Effective Date (defined below) as though made on and as of the Effective Date and shall be deemed to have been made on such Effective Date and (ii) no event has occurred and is continuing, or would result from this Amendment, which constitutes a Termination Event or an Unmatured Termination Event.

         SECTION 3. Effectiveness. This Amendment shall be deemed effective as of the date on which the Administrator shall have received a copy of this Amendment duly executed by each of the parties hereto (such date, the "Effective Date").

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


         SECTION 4. Miscellaneous. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. Any reference to the Receivables Purchase Agreement from and after the Effective Date shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first written.


                                           O&M FUNDING CORP., as Seller



                                           By:--------------------------------
                                      Name:
                                           Title:

                                           OWENS & MINOR MEDICAL, INC.,
                                            as Servicer



                                           By:--------------------------------
                                      Name:
                                           Title:

                                           OWENS & MINOR, INC.,
                                           as Parent and Guarantor



                                           By:--------------------------------
                                      Name:
                                           Title:

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as Administrator



                                           By:----------------------------------
                                      Name:
                                           Title:


                                           RECEIVABLES CAPITAL CORPORATION, as
                                     Issuer



                                           By:----------------------------------
                                      Name:
                                           Title:

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